UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

July 10, 2013

To the Shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (each a “Portfolio or “Equity Portfolio” and collectively, the “Equity Portfolios”) of the HC Capital Trust (the “Trust”):

A Joint Special Meeting (the “Special Meeting”) of shareholders of the Equity Portfolios will be held on Friday, August 2, 2013 at 10:00 a.m. (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Equity Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. To assist you in this, we have prepared the brief “QUESTION AND ANSWER SUMMARY” that accompanies this letter.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Portfolios you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates and you must vote separately for each Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends a vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion

President

HC Capital Trust

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

QUESTION AND ANSWER SUMMARY

The following is a brief summary of two matters that shareholders will be asked to consider at the Special Meeting. Both HC Capital Solutions (the “Adviser”) and the Board recommend that you vote “FOR” each of these proposals (the “Proposals”).

I.	THE VALUE EQUITY PORTFOLIO, THE INSTITUTIONAL VALUE EQUITY PORTFOLIO, THE GROWTH EQUITY PORTFOLIO, THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO, THE SMALL CAPITALIZATION EQUITY PORTFOLIO, THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO, THE REAL ESTATE SECURITIES PORTFOLIO, THE COMMODITY RETURNS STRATEGY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO (EACH A “PORTFOLIO” OR “EQUITY PORTFOLIO” AND COLLECTIVELY, THE “EQUITY PORTFOLIOS”):

Q.	WHY ARE NEW PORTFOLIO MANAGEMENT AGREEMENTS (THE “PROPOSED MELLON CAPITAL AGREEMENTS”) BEING PROPOSED FOR EACH OF THE EQUITY PORTFOLIOS AT THIS TIME?

A.	Current day-to-day investment decisions for each of the Equity Portfolios are the responsibility of multiple investment advisory organizations (the “Current Managers”), which each adhere to a distinct investment style. One of the Current Managers, SSgA Funds Management, Inc. (“SSgA FM”), manages assets for each of the Equity Portfolios using a passive, highly diversified, index-based approach. After careful consideration, the Adviser has concluded that Mellon Capital Management Corporation (“Mellon Capital”) would be a more appropriate organization to provide this style of management for each of the Equity Portfolios going forward. Further, in addition to providing the day-to-day passive portfolio management services that SSgA FM currently provides, Mellon Capital would also provide insights and information to the Adviser related to the choice of exactly which subsets of the respective indices each of the various Equity Portfolios would focus that portion of their investment portfolio dedicated to passive investing upon. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of Mellon Capital to serve as a Specialist Manager for each of the Equity Portfolios, replacing SSgA FM. The Board has also approved the terms and conditions of proposed portfolio management agreements (the “Proposed Mellon Capital Agreements”) pursuant to which Mellon Capital will provide day-to-day investment decisions for a portion of the assets of each of the Equity Portfolios. In accordance with various provisions of the Investment Company Act of 1940, as amended, (the “Investment Company Act”) shareholders of each of the Equity Portfolios are being asked to approve the respective Proposed Mellon Capital Agreements.

Q.	WILL THE EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE EQUITY PORTFOLIOS INCREASE IF THE PROPOSED MELLON CAPITAL AGREEMENTS ARE IMPLEMENTED?

A.	Under the Proposed Mellon Capital Agreements, Mellon Capital would be entitled to receive the following annual fees. Mellon Capital’s fees would be paid at one level so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The initial allocation to Mellon Capital is expected to exceed $4.5 billion.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%
The Institutional Value Equity Portfolio:	0.065%	0.075%

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The Growth Equity Portfolio:	0.065%	0.075%
The Institutional Growth Equity Portfolio:	0.065%	0.075%
The Small Capitalization Equity Portfolio:	0.065%	0.075%
The Institutional Small Capitalization Equity Portfolio:	0.065%	0.075%
The Real Estate Securities Portfolio:	0.10%	0.11%
The Commodity Returns Strategy Portfolio:	0.10%	0.11%
The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Emerging Markets Portfolio:	0.13%	0.15%

*	Mellon Capital will be asked to manage two different strategies, under separate Portfolio Management Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% (based on asset levels as described above) and an emerging markets strategy with a fee of 0.13% or 0.15%.

For nine of these Portfolios, the fee to which Mellon Capital will be entitled is slightly higher than the fee charged by SSgA FM for the respective Equity Portfolios. In each of these cases, this increase in fee reflects the additional services that Mellon Capital is expected to provide beyond the day-to-day passive management currently provided by SSgA FM. Accordingly, if each of the Proposed Mellon Capital Agreements is approved, it is anticipated that the overall advisory fee paid by nine of the Equity Portfolios will increase. The overall advisory fees paid by the Real Estate Securities and Emerging Markets Portfolios, however, are expected to decrease slightly. Tables illustrating the pro forma expenses that shareholders of each of the Equity Portfolios may be expected to incur in the event that the Proposed Mellon Capital Agreements are approved and implemented appear in the Proxy Statement at Appendices A through K.

Q.	IF THE PROPOSED MELLON CAPITAL AGREEMENTS ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	If approved, the Proposed Mellon Capital Agreements will become effective as soon as reasonably practicable following the Special Meeting.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	As indicated above, both the Adviser and the Board recommend that you vote “FOR” the Proposed Mellon Capital Agreements. A summary of matters considered by the Board in approving the Proposed Mellon Capital Agreements is set forth in the discussion in the attached Proxy Statement.

II.	ADDITIONAL PROPOSALS RELATED TO THE SMALL CAPITALIZATION EQUITY PORTFOLIO AND THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO:

Q.	WHY ARE ADDITIONAL NEW PORTFOLIO MANAGEMENT AGREEMENTS (THE “PROPOSED ARIEL AGREEMENTS”) BEING PROPOSED FOR THE SMALL CAPITALIZATION EQUITY PORTFOLIO AND THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO (THE “SMALL CAPITALIZATION PORTFOLIOS”) AT THIS TIME?

A.	Current day-to-day investment decisions for the Small Capitalization Portfolios are the responsibility of five investment advisory organizations (the “Current Small Cap Managers”), which each adhere to a distinct investment style. The Adviser believes that adding a sixth Specialist Manager, Ariel Investments, LLC (“Ariel”) will provide the Small Capitalization Portfolios with access to an additional sub-asset class of small capitalization equity securities. Specifically, Ariel is expected to focus on the “deep value” segment of the small capitalization equity universe. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of Ariel to serve as a Specialist Manager for the Small Capitalization Portfolios. The Board has also approved the terms and conditions of the Proposed Ariel Agreements, pursuant to which Ariel will provide day-to-day investment decisions for a portion of the assets of each of the Small Capitalization Portfolios. In accordance with various provisions of the Investment Company Act, shareholders of each of the Small Capitalization Portfolios are being asked to approve the respective Proposed Ariel Agreements.

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Q.	WILL THE EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE SMALL CAPITALIZATION PORTFOLIOS INCREASE IF THE PROPOSED ARIEL AGREEMENTS ARE IMPLEMENTED?

A.	Under the Proposed Ariel Agreements, Ariel would be entitled to receive a fee calculated based on the aggregate total assets managed by Ariel for each of the Small Capitalization Portfolios as well as certain other investment advisory accounts for which the Adviser or one of its affiliates serves as investment adviser and for which Ariel provides portfolio management services (“Combined Assets”). The fee paid to Ariel would be based on an annual fee of 1.00% of the first $10 million of Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million. At the level of assets that it is projected would initially be allocated to Ariel, this applicable fee rate would be lower than that which is paid to three of the Current Small Cap Managers for the Small Capitalization Portfolios and higher than the fee paid to two of the Current Small Cap Managers. Accordingly, if the Proposed Ariel Agreements are approved, whether the overall advisory fee paid by the Small Capitalization Portfolios will increase or decrease will be determined by how assets are reallocated from the Current Small Cap Managers to Ariel. It is currently anticipated that assets would be reallocated in a manner that would result in a small increase in the overall advisory fees. Tables illustrating the pro forma expenses that shareholders of the Small Capitalization Portfolios may be expected to incur in the event that the Proposed Ariel Agreements are approved and implemented appear in the Proxy Statement at Appendices E and F.

Q.	IF THE PROPOSED ARIEL AGREEMENTS ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	If approved, the agreements will become effective as soon as reasonably practicable following the Special Meeting.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	As indicated above, both the Adviser and the Board recommend that you vote “FOR” the Proposed Ariel Agreements. A summary of matters considered by the Board in approving the Proposed Ariel Agreements is set forth in the discussion in the attached Proxy Statement.

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

of

THE VALUE EQUITY PORTFOLIO

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

THE GROWTH EQUITY PORTFOLIO

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

THE SMALL CAPITALIZATION EQUITY PORTFOLIO

THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO

THE REAL ESTATE SECURITIES PORTFOLIO

THE COMMODITY RETURNS STRATEGY PORTFOLIO

THE INTERNATIONAL EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

and

THE EMERGING MARKETS PORTFOLIO

of

HC CAPITAL TRUST

to be held on August 2, 2013

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Joint Special Meeting (the “Special Meeting”) of the shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (each a “Portfolio” or “Equity Portfolio” and collectively, the “Equity Portfolios”) of the HC Capital Trust (the “Trust”) will be held on Friday, August 2, 2013, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 a.m. (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Equity Portfolios will be asked:

1.	To respectively approve or disapprove portfolio management agreements between the Trust, on behalf of each of the Equity Portfolios and Mellon Capital Management Corporation.

At the Special Meeting, the shareholders of each of The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio will also be asked:

2.	To respectively approve or disapprove a portfolio management agreement between the Trust, on behalf of each of The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio and Ariel Investments, LLC.

Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Portfolios at the close of business on July 1, 2013 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Portfolios you will receive a proxy card for each Portfolio. Please sign and return each proxy card.

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It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement apply to eleven of the series of the Trust: The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (each a “Portfolio” or “Equity Portfolio” and collectively, the “Equity Portfolios”). Proxies so solicited are intended for use at a joint special meeting of shareholders of the Equity Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on August 2, 2013 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about July 11, 2013. Only shareholders of record of one or more of the Equity Portfolios on July 1, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the proposals (the “Proposals”) and the number of shares outstanding (“Record Date Shares”) for each Portfolio as of the Record Date:

Summary of Proposals	Affected Portfolio	Record Date Shares for Affected Portfolio
Proposal 1

Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Mellon Capital Management Corporation (“Mellon Capital”).	The Value Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 2

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Mellon Capital.	The Institutional Value Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 3

Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Mellon Capital.	The Growth Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

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Proposal 4

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Mellon Capital.	The Institutional Growth Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 5

Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Mellon Capital.	The Small Capitalization Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 6

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Mellon Capital.	The Institutional Small Capitalization Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 7

Approval of a portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and Mellon Capital.	The Real Estate Securities Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 8

Approval of a portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and Mellon Capital.	The Commodity Returns Strategy Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 9

Approval of two portfolio management agreements between the Trust, on behalf of The International Equity Portfolio, and Mellon Capital.	The International Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 10

Approval of two portfolio management agreements between the Trust, on behalf of The Institutional International Equity Portfolio, and Mellon Capital.	The Institutional International Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 11

Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Mellon Capital.	The Emerging Markets Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

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Proposal 12

Approval of a portfolio management agreement between the Trust, on behalf of the Small Capitalization Equity Portfolio, and Ariel investments, LLC (“Ariel”).	The Small Capitalization Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Proposal 13

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of the Institutional Small Capitalization Equity Portfolio, and Ariel.	The Institutional Small Capitalization Equity Portfolio	HC Strategic Shares: [ ] HC Advisors Shares: [ ]

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for that one Portfolio.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Equity Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Equity Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Equity Portfolio. Under the Investment Company Act of 1940, as amended, (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Equity Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of HC Capital Solutions (“the Adviser”) may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2012, and its most recent Semi-Annual Report to Shareholders, dated December 31, 2012, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

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INTRODUCTION AND BACKGROUND.

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various Portfolios. The Trust’s Board is responsible for the overall supervision and management of the business and affairs of the Trust. The Equity Portfolios are each separate investment portfolios of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Equity Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Board has approved the engagement of Mellon Capital to serve each of the Equity Portfolios. The Board has also approved the engagement of an additional Specialist Manager, Ariel, to serve the Small Capitalization and Institutional Small Capitalization Portfolios. The engagements of both Mellon Capital and Ariel were based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements with Mellon Capital (the “Proposed Mellon Capital Agreements”) and the proposed new agreements with Ariel (the “Proposed Ariel Agreements,” together with the Proposed Mellon Capital Agreements, the “Proposed Agreements”) requires the approval of the shareholders of the relevant Equity Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, the Portfolio or Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the Proposals are not approved will not affect the implementation of those Proposals that are approved.

Further Information

Information about each of the Equity Portfolios, the Proposed Mellon Capital Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 11; an illustration of the impact that the new fee structures would have had on each Equity Portfolio had they been in effect during the fiscal year ended June 30, 2012, appears in Appendices A-K to this Proxy Statement. Information about the Proposed Ariel Agreement and a comparison of the current and proposed fee structures is set forth below under Proposals No. 12 and 13; an illustration of the impact that the new fee structure would have had on the Small Capitalization and Institutional Small Capitalization Portfolios had it been in effect during the fiscal year ended June 30, 2012, also appears in Appendices E and F to this Proxy Statement. Additional information concerning each of Mellon Capital and Ariel is set forth in a Specialist Managers Guide in Appendix L to this Proxy Statement.

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PROPOSALS NO. 1-11:

Approval of new Portfolio Management Agreements between the Trust,

on behalf of each of the Equity Portfolios, and Mellon Capital

Day-to-day investment decisions for each of the Equity Portfolios are currently the responsibility of multiple Specialist Managers as follows:

The Value Equity Portfolio:	AllianceBernstein L.P. (“AllianceBernstein”); Institutional Capital, LLC (“ICAP”) and SSgA Funds Management, Inc. (“SSgA FM”)

The Institutional Value Equity Portfolio:	AllianceBernstein; ICAP; SSgA FM; and Pacific Investment Management Company LLC (“PIMCO”)

The Growth Equity Portfolio:	Sustainable Growth Advisers, LP (“SGA”); SSgA FM and Jennison Associates LLC (“Jennison”)

The Institutional Growth Equity Portfolio:	SGA; SSgA FM, PIMCO and Jennison

The Small Capitalization Equity Portfolio:	Cupps Capital Management, LLC (“Cupps”); Frontier Capital Management Company, LLC (“Frontier”); IronBridge Capital Management LP (“IronBridge”); Pzena Investment Management, LLC (“Pzena”); and SSgA FM

The Institutional Small Capitalization Equity Portfolio:	Cupps; Frontier; IronBridge; Pzena and SSgA FM

The Real Estate Securities Portfolio:	Wellington Management Company, LLP (“Wellington”); and SSgA FM

The Commodity Returns Strategy Portfolio:	Wellington; PIMCO and SSgA FM

The International Equity Portfolio:	Artisan Partners Limited Partnership (“Artisan”); Causeway Capital Management, LLC (“Causeway”); Capital Guardian Trust Company (“CapGuardian”); and SSgA FM

The Institutional International Equity Portfolio:	Artisan; Causeway; CapGuardian; Lazard Asset Management LLC (“Lazard”); and SSgA FM

The Emerging Markets Portfolio:	The Boston Company Asset Management LLC (“TBCAM”); and SSgA FM

Collectively, these organizations are referred to herein as the “Current Managers.” The Current Managers each follow a distinct investment style in managing the assets of the Equity Portfolios allocated to them.

During the course of carrying out its responsibilities, the Adviser concluded that the passive investment management services currently provided to each of the Equity Portfolios by SSgA FM could be provided in a manner more advantageous to the Equity Portfolios by another investment management organization, Mellon Capital. More specifically, SSgA FM currently provides investment management services to each of the Equity Portfolios wherein it adheres to a “passive” or “indexing” investment approach by which SSgA FM attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of each Equity Portfolio’s benchmark index as deemed appropriate by the Adviser. Mellon Capital is expected to provide similar day-to-day portfolio management services, but will also provide the Adviser with insight and information with respect to the determination as to which particular segments of the respective indices will be tracked. SSgA FM is expected to continue to manage certain assets for The Emerging Markets Portfolio using “active” management techniques described in the current prospectus disclosure for that portfolio.

3458067v1	Page A-7

The Proposed Mellon Capital Agreements were approved, subject to the approval of the shareholders of each of the respective Equity Portfolios, by the Trust’s Board at a meeting of the Board held on June 25, 2013. As noted above, the portion of each Equity Portfolio that would be managed by Mellon Capital would be managed passively to attempt to replicate the performance of one or more subsets of a broad-based equity index, based on the Adviser and Mellon Capital’s analysis of current market conditions. The total percentage of each Equity Portfolio to be managed by Mellon Capital would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

The fees that will be payable to Mellon Capital under the Proposed Mellon Capital Agreements are slightly higher that the fees currently being paid to SSgA FM for nine of the eleven Equity Portfolios. These increased fees reflect the additional services that Mellon Capital is expected to provide to each Equity Portfolio. As a result, it is expected that the overall advisory fees to be paid by these Equity Portfolios will increase if the Proposed Mellon Capital Agreements are approved. In addition, with respect to the Small Capitalization Equity and Institutional Small Capitalization Equity Portfolios, whether the overall advisory fee paid will increase or decrease will depend on the manner in which assets of each portfolio are allocated among its Specialist Managers as well as whether the Proposed Ariel Agreements (as described in Proposals 12-13, below) with respect to the Small Capitalization Equity and Institutional Small Capitalization Equity Portfolios are also approved. At the current projected asset levels, and assuming that the Proposed Ariel Agreements are also approved, it is anticipated that the overall advisory fees for the Small Capitalization Equity and Institutional Small Capitalization Equity Portfolios will increase slightly. The overall advisory fees for the Real Estate Securities and Emerging Markets Portfolios are expected to decrease slightly if the Proposed Mellon Capital Agreements for those Portfolios are approved and implemented. For more information on the fees and expenses of each of the Equity Portfolios, see the pro-forma fee and expense tables in the Appendices to this Proxy Statement as follows:

Appendix:	Pro-forma Fees and Expenses of:
Appendix A	The Value Equity Portfolio:

Appendix B	The Institutional Value Equity Portfolio:

Appendix C	The Growth Equity Portfolio:

Appendix D	The Institutional Growth Equity Portfolio:

Appendix E	The Small Capitalization Equity Portfolio:

Appendix F	The Institutional Small Capitalization Equity Portfolio:

Appendix G	The Real Estate Securities Portfolio:

Appendix H	The Commodity Returns Strategy Portfolio:

Appendix I	The International Equity Portfolio:

Appendix J	The Institutional International Equity Portfolio:

Appendix K	The Emerging Markets Portfolio:

If approved by shareholders, each of the Proposed Mellon Capital Agreements will remain in effect in accordance with their respective terms for two years, and will continue in effect from year to year thereafter so long as they are approved annually by the Trust’s Board. A copy of the form of Proposed Mellon Capital Agreement appears in this Proxy Statement as Exhibit 1. Information about Mellon Capital is set forth in the Specialist Managers Guide in Appendix L, below.

3458067v1	Page A-8

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 1

SHAREHOLDERS OF THE INSTITUTIONAL VALUE EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 2

SHAREHOLDERS OF THE GROWTH EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 3

SHAREHOLDERS OF THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 4

SHAREHOLDERS OF THE SMALL CAPITALIZATION EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 5

SHAREHOLDERS OF THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 6

SHAREHOLDERS OF THE REAL ESTATE SECURITIES PORTFOLIO

VOTE “FOR” PROPOSAL NO. 7

SHAREHOLDERS OF THE COMMODITY RETURNS STRATEGY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 8

SHAREHOLDERS OF THE INTERNATIONAL EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 9

SHAREHOLDERS OF THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 10

AND

SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO

VOTE “FOR” PROPOSAL NO. 11

Factors Considered by the Board in Approving the Proposal.

At a meeting on June 25, 2013, the Board, including a majority of the Independent Trustees, considered and approved, subject to the approval of the shareholders of each of the Equity Portfolios, the Proposed Mellon Capital Agreements relating to the Equity Portfolios. In connection with its deliberations, the Board requested and received a range of information from Mellon Capital about its business operations, financial position, cost and/or profitability, other accounts and related information.

In concluding that approval of the Proposed Mellon Capital Agreements was in the best interests of the Equity Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each of the Equity Portfolios, the role of the Current Managers, and the potential benefits of engaging Mellon Capital to manage a portion of each Equity Portfolio’s assets.

The Board also considered information provided to it by the Adviser and Mellon Capital with respect to the nature and quality of the services to be provided by Mellon Capital, its performance record in managing investment accounts similar to each of the Equity Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Mellon Capital Agreements, including fees payable to Mellon Capital.

3458067v1	Page A-9

The information received from the Adviser included the Adviser’s overall evaluation of Mellon Capital, the investment style that the Adviser expects Mellon Capital to bring to its assignments and the Adviser’s expectations for the Equity Portfolios and the types of circumstances that may lead the Adviser to recommend changes in the level of assets to the style assigned to Mellon Capital.

In summary, the Board concluded that the implementation of the Proposed Mellon Capital Agreements would be in the best interests of the Trust and the shareholders of each of the Equity Portfolios. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Mellon Capital’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Mellon Capital, the Board had before it information that it received from the Adviser and Mellon Capital with respect to Mellon Capital’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered the Trust’s experience with Mellon Capital, which currently serves as a Specialist Manager for each of the Core Fixed Income, U.S. Government Fixed Income and U.S. Mortgage/Asset Backed Fixed Income Portfolios of the Trust. The Board further considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management teams. In concluding that the services to be provided by Mellon Capital were reasonably likely to benefit each of the Equity Portfolios, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Mellon Capital to carry out the investment policies of the Equity Portfolios and to ensure continuity in its investment strategy.

The Board also determined that the rates at which Mellon Capital would be compensated for its services under the Proposed Mellon Capital Agreements were reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to each of the Equity Portfolios managed by other investment advisers (the “peer group”) and with information from Mellon Capital regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Equity Portfolios and of the Trust as a whole and the fact that the rate at which Mellon Capital was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board noted the fact that implementing the proposed engagement would be expected to increase the overall advisory fees paid by nine of the eleven Equity Portfolios but balanced such increases against the increased services to be provided by Mellon Capital. The Board also recognized that the overall levels of advisory fees experienced by the Equity Portfolios depend upon the manner in which the assets of those Equity Portfolios are allocated among their various Specialist Managers.

In concluding that the engagement of Mellon Capital would be appropriate and, further, that approval of the Proposed Mellon Capital Agreements was in the best interests of shareholders of each of the Equity Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the Equity Portfolios are designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Equity Portfolios are generally available only to such clients. The Board also had before it information to the effect that Mellon Capital would be responsible only for the day-to-day investment decisions for that portion of the assets of the Equity Portfolios allocated to them. Moreover, the Board was informed that Mellon Capital would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Equity Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Mellon Capital, referencing the expected investment style, the experience of the personnel expected to be assigned to the Equity Portfolios and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the adviser’s other similarly-managed accounts.

3458067v1	Page A-10

Information About the Proposed Mellon Capital Agreements Relating to the Equity Portfolios.

The Proposed Mellon Capital Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Equity Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The proposed agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act. Under the terms of the Proposed Mellon Capital Agreements, Mellon Capital will be paid an annual fee, calculated daily and payable monthly, in arrears. The fees for each of the various Equity Portfolios under the Proposed Mellon Capital Agreements are calculated based on an annual percentage of average daily net assets. Mellon Capital’s fees would be paid at one level so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The initial allocation to Mellon Capital is expected to exceed $4.5 billion.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%

The Institutional Value Equity Portfolio:	0.065%	0.075%

The Growth Equity Portfolio:	0.065%	0.075%

The Institutional Growth Equity Portfolio:	0.065%	0.075%

The Small Capitalization Equity Portfolio:	0.065%	0.075%

The Institutional Small Capitalization Equity Portfolio:	0.065%	0.075%

The Real Estate Securities Portfolio:	0.10%	0.11%

The Commodity Returns Strategy Portfolio:	0.10%	0.11%

The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*

The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*

The Emerging Markets Portfolio:	0.13%	0.15%

*	Mellon Capital will be asked to manage two different strategies, under separate Portfolio Management Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% (based on asset levels as described above) and an emerging markets strategy with a fee of 0.13% or 0.15%.

For more information on the fees and expenses of the Equity Portfolios, see the pro-forma fee and expense tables in Appendices A-K.

With respect to duration and termination, the proposed agreements each provide that they shall continue in effect for a period of two years from the date on which they become effective. The Proposed Mellon Capital Agreements will remain in effect thereafter from year to year for so long as each agreement’s continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Equity Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

3458067v1	Page A-11

If the proposals are approved, the Proposed Mellon Capital Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Mellon Capital Agreements are not approved by any Equity Portfolio’s shareholders, the Current Managers will continue to manage that Equity Portfolio.

3458067v1	Page A-12

PROPOSALS NO. 12 & 13:

Approval of New Portfolio Management Agreements between the Trust, on behalf of each of the Small Capitalization and Institutional Small Capitalization Portfolios, and Ariel

Day-to-day investment decisions for The Small Capitalization Portfolio and The Institutional Small Capitalization Portfolio (collectively, the “Small Cap Portfolios”) are currently the responsibility of five Specialist Managers: Cupps, Frontier, IronBridge, Pzena and SSgA FM (collectively, the “Current Small Cap Managers”). The Current Small Cap Managers each follow a distinct investment style in managing the assets of the Small Cap Portfolios allocated to them.

During the course of carrying out its responsibilities, the Adviser concluded that the Small Cap Portfolios would benefit from adding access to an additional sub-asset class of small capitalization equity securities, specifically, the “deep value” segment of the small capitalization equity universe. The Proposed Ariel Agreements were approved, subject to the approval of the shareholders of each of the Small Cap Portfolios, by the Trust’s Board at a meeting of the Board held on June 25, 2013. The portion of the Small Cap Portfolios that would be managed by Ariel would focus on stocks that Ariel believes to be trading below their intrinsic value. The total percentage of the Small Cap Portfolios to be managed by Ariel would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Whether the overall advisory fee paid by the Small Cap Portfolios would initially be expected to increase or decrease if the Proposed Ariel Agreements are implemented will depend on the manner in which assets of the Small Cap Portfolios are allocated among the Specialist Managers as well as whether the Proposed Mellon Capital Agreements with respect to the Small Cap Portfolios (as described in Proposals 1-11, above) are also approved. At the current projected asset levels, and assuming that the Proposed Mellon Capital Agreements are also approved, it is anticipated that the overall advisory fees for the Small Cap Portfolios will increase slightly. It is possible that the amount of the Small Cap Portfolio’s assets allocated to Ariel could be small enough that the overall advisory fee would neither increase nor decrease. For more information on the fees and expenses of The Small Capitalization Equity Portfolio, see the pro-forma fee and expense tables in Appendix E. For more information on the fees and expenses of The Institutional Small Capitalization Equity Portfolio, see the pro-forma fee and expense tables in Appendix F.

If approved by shareholders, the Proposed Ariel Agreements will each remain in effect in accordance with their respective terms for two years, and will continue in effect from year to year thereafter so long as they are approved annually by the Trust’s Board. A copy of the form of Proposed Ariel Agreement appears in this Proxy Statement as Exhibit 2. Information about Ariel is set forth in the Specialist Managers Guide in Appendix L, below.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE SMALL CAPITALIZATION EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 12

AND

SHAREHOLDERS OF THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 13

Factors Considered by the Board in Approving the Proposal.

At a meeting on June 25, 2013 the Board, including a majority of the Independent Trustees, considered and approved, subject to the approval of the shareholders of each of the Small Cap Portfolios, the Proposed Ariel Agreements relating to the Small Cap Portfolios. In connection with its deliberations, the Board requested and received a range of information from Ariel about its business operations, financial position, cost and/or profitability, other accounts and related information.

In concluding that approval of the Proposed Ariel Agreements were in the best interests of the Small Cap Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Small Cap Portfolios, the role of the Current Small Cap Managers, and the potential benefits of engaging Ariel to manage a portion of the Small Cap Portfolios’ assets.

3458067v1	Page A-13

The Board also considered information provided to it by the Adviser and Ariel with respect to the nature and quality of the services to be provided by Ariel, its performance record in managing investment accounts similar to the Small Cap Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Ariel Agreements, including fees payable to Ariel.

The information received from the Adviser included the Adviser’s overall evaluation of Ariel, the investment style that the Adviser expects Ariel to bring to its assignment and the Adviser’s expectations for the Small Cap Portfolios and the types of circumstances that may lead the Adviser to recommend shifts of assets to the style used by Ariel.

In summary, the Board concluded that the implementation of the Proposed Ariel Agreements would be in the best interests of the Trust and the shareholders of the Small Cap Portfolios. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Ariel’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Ariel, the Board had before it information that it received from the Adviser and Ariel with respect to Ariel’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Ariel were reasonably likely to benefit the Small Cap Portfolios, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Ariel to carry out the investment policies of the Small Cap Portfolios and to ensure continuity in its investment strategy.

The Board also determined that the rate at which Ariel would be compensated for its services under the Proposed Ariel Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Small Cap Portfolios managed by other investment advisers (the “peer group”) and with information from Ariel regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Small Cap Portfolios and of the Trust as a whole and the fact that the rate at which Ariel was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board also noted the fact that implementing the proposed engagement would be expected to increase the overall advisory fees paid by the Small Cap Portfolios. The Board also recognized that the overall levels of advisory fees experienced by the Small Cap Portfolios would depend upon the manner in which the assets of those Portfolios are allocated among their various Specialist Managers.

In concluding that the engagement of Ariel would be appropriate and, further, that approval of the Proposed Ariel Agreements was in the best interests of shareholders of the Small Cap Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the Small Cap Portfolios are designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Small Cap Portfolios are generally available only to such clients. The Board also had before it information to the effect that Ariel would be responsible only for the day-to-day investment decisions for that portion of the assets of the Small Cap Portfolios allocated to them. Moreover, the Board was informed that Ariel would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Small Cap Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Ariel, referencing the expected investment style, the experience of the personnel expected to be assigned to the Small Cap Portfolios and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the adviser’s other similarly-managed accounts.

3458067v1	Page A-14

Information About the Proposed Ariel Agreements Relating to the Small Cap Portfolios.

The Proposed Ariel Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Small Cap Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The proposed agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act. Under the terms of the Proposed Ariel Agreements, Ariel will be paid an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (i.e., the aggregate of the assets of the each Small Cap Portfolio allocated to Ariel and certain other investment advisory accounts at the Adviser or its affiliates for which Ariel provides similar services), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million. For more information on the fees and expenses of the Small Cap Portfolios, see the pro-forma fee and expense tables in Appendices E & F.

With respect to duration and termination, the proposed agreements each provide that they shall continue in effect for a period of two years from the date on which they become effective. The Proposed Ariel Agreements will remain in effect thereafter from year to year for so long as each agreement’s continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Small Cap Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the proposals are approved, the Proposed Ariel Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Ariel Agreements are not approved by either Small Cap Portfolio’s shareholders, the Current Small Cap Managers will continue to manage that Small Cap Portfolio.

3458067v1	Page A-15

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of each Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of a Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of that Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each investment portfolio’s average net assets. For the fiscal year ended June 30, 2012, the Adviser received advisory fees from the Equity Portfolios in the following amounts:

The Value Equity Portfolio	[$	283,000	]
The Institutional Value Equity Portfolio	[$	446,000	]
The Growth Equity Portfolio	[$	360,000	]
The Institutional Growth Equity Portfolio	[$	531,000	]
The Small Capitalization Equity Portfolio	[$	62,000	]
The Institutional Small Capitalization Equity Portfolio	[$	91,000	]
The Real Estate Securities Portfolio	[$	67,000	]
The Commodity Returns Strategy Portfolio	[$	255,000	]
The International Equity Portfolio	[$	561,000	]
The Institutional International Equity Portfolio	[$	888,000	]
The Emerging Markets Portfolio	[$	284,000	]

3458067v1	Page A-16

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, a principal of the Adviser, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 12, 2013.

Information about the Other Specialist Managers.

The Value Equity Portfolio. The Value Equity Portfolio is currently managed by three (3) Specialist Managers: AllianceBernstein L.P. (“AllianceBernstein”); Institutional Capital, LLC (“ICAP”) and SSgA FM. AllianceBernstein’s principal offices are located at 1345 Avenue of the Americas, New York, NY, 10105. ICAP’s principal offices are located at 225 West Wacker, Chicago, IL 60606. SSgA FM’s principal offices are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

The Institutional Value Equity Portfolio. The Institutional Value Equity Portfolio is currently managed by four (4) Specialist Managers: AllianceBernstein; ICAP; SSgA FM; and Pacific Investment Management Company LLC (“PIMCO”). PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The Growth Equity Portfolio. The Growth Equity Portfolio is currently managed by three (3) Specialist Managers: Sustainable Growth Advisers, LP (“SGA”); SSgA FM and Jennison Associates LLC (“Jennison”). SGA’s principal offices are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional Growth Equity Portfolio. The Institutional Growth Equity Portfolio is currently managed by four (4) Specialist Managers: SGA; SSgA FM, PIMCO and Jennison.

The Small Capitalization Equity Portfolio. The Small Capitalization Equity Portfolio is currently managed by five (5) Specialist Managers: Cupps Capital Management, LLC (“Cupps”); Frontier Capital Management Company, LLC (“Frontier”); IronBridge Capital Management LP (“IronBridge”); Pzena Investment Management, LLC (“Pzena”); and SSgA FM. Cupps’ principal offices are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. IronBridge’s principal offices are located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181. Pzena’s principal offices are located at 120 West 45th Street, 20th Floor, New York, NY 10036.

The Institutional Small Capitalization Equity Portfolio. The Institutional Small Capitalization Equity Portfolio is currently managed by five (5) Specialist Managers: Cupps; Frontier; IronBridge; Pzena and SSgA FM.

The Real Estate Securities Portfolio. The Real Estate Securities Portfolio is currently managed by two (2) Specialist Managers: Wellington Management Company, LLP (“Wellington”); and SSgA FM. Wellington’s principal offices are located at 280 Congress Street, Boston, MA 02110.

The Commodity Returns Strategy Portfolio. The Commodity Returns Strategy Portfolio is currently managed by three (3) Specialist Managers: Wellington; PIMCO and SSgA FM.

The International Equity Portfolio. The International Equity Portfolio is currently managed by four (4) Specialist Managers: Artisan Partners Limited Partnership (“Artisan”); Causeway Capital Management, LLC (“Causeway”); Capital Guardian Trust Company (“CapGuardian”); and SSgA FM. Artisan’s principal offices are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Causeway’s principal offices are located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. CapGuardian’s principal offices are located at 333 South Hope Street, Los Angeles, CA 90071.

3458067v1	Page A-17

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by five (5) Specialist Managers: Artisan; Causeway; CapGuardian; Lazard Asset Management LLC (“Lazard”); and SSgA FM. Lazard’s principal offices are located at 30 Rockefeller Plaza, New York, NY, 10112.

The Emerging Markets Portfolio. The Emerging Markets Portfolio is currently managed by two (2) Specialist Managers: The Boston Company Asset Management LLC (“TBCAM”); and SSgA FM. TBCAM’s principal offices are located at One Boston Place, Boston, MA 02108.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement most recently approved by the Board on March 12, 2013. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Equity Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Equity Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Equity Portfolios.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: July 10, 2013

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

3458067v1	Page A-18

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio. Each is designed to correspond with the tables relating to The Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Proposed Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Value Equity Portfolio during The Value Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had the Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-19

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Value Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $608 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Value Equity Portfolio were: 58% to SSgA FM, 22% to AllianceBernstein and 20% to ICAP. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.22%	0.24%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.33%	0.35%
Fee Waivers	(0.01)%	(0.01)%
Total Net Portfolio Operating Expenses	0.32%	0.34%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$33	$35
3 years	$105	$112
5 years	$184	$196
10 years	$417	$442

3458067v1	Page A-20

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Value Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $811,000.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Value Equity Portfolio were: 58% to SSgA FM, 22% to AllianceBernstein and 20% to ICAP. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.22%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.08%	0.08%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.58%	0.60%
Fee Waivers	(0.01)%	(0.01)%
Total Net Portfolio Operating Expenses	0.57%	0.59%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2011 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$58	$60
3 years	$185	$191
5 years	$323	$334
10 years	$725	$749

3458067v1	Page A-21

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Value Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Proposed Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Value Equity Portfolio during The Institutional Value Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had the Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-22

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional Value Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $959 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Value Equity Portfolio were: 61% to SSgA FM, 20% to AllianceBernstein, 19% to ICAP and 0% to PIMCO. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.22%	0.23%
Other Expenses	0.07%	0.07%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.32%	0.33%
Fee Waivers	(0.01)%	(0.01)%
Total Net Portfolio Operating Expenses	0.31%	0.32%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$32	$33
3 years	$102	$105
5 years	$179	$184
10 years	$405	$417

3458067v1	Page A-23

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional Value Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $1.7 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Value Equity Portfolio were: 61% to SSgA FM, 20% to AllianceBernstein, 19% to ICAP and 0% to PIMCO. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.22%	0.23%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.57%	0.58%
Fee Waivers	(0.01)%	(0.01)%
Total Net Portfolio Operating Expenses	0.56%	0.57%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$57	$58
3 years	$182	$185
5 years	$317	$323
10 years	$713	$725

3458067v1	Page A-24

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Growth Equity Portfolio during The Growth Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had the Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-25

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $732 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Growth Equity Portfolio were: 59% to SSgA FM, 20% to SGA and 21% to Jennison. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.20%	0.22%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.27%	0.29%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$28	$30
3 years	$87	$93
5 years	$152	$163
10 years	$343	$368

3458067v1	Page A-26

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $928,000.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Growth Equity Portfolio were: 59% to SSgA FM, 20% to SGA and 21% to Jennison. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.20%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.52%	0.54%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$53	$55
3 years	$167	$173
5 years	$291	$302
10 years	$653	$677

3458067v1	Page A-27

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Proposed Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Growth Equity Portfolio during The Institutional Growth Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had the Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-28

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $1.1 billion.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Growth Equity Portfolio were: 59% to SSgA FM, 13% to Jennison, 18% to PIMCO and 10% to SGA. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.19%	0.21%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.26%	0.28%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$27	$29
3 years	$84	$90
5 years	$146	$157
10 years	$331	$356

3458067v1	Page A-29

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $1.8 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Growth Equity Portfolio were: 59% to SSgA FM, 13% to Jennison, 18% to PIMCO and 10% to SGA. For the fee table if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.19%	0.21%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.51%	0.53%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$52	$54
3 years	$164	$170
5 years	$285	$296
10 years	$640	$665

3458067v1	Page A-30

APPENDIX E

Pro Forma Fee and Expense Table: The Small Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Small Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Small Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Proposed Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM and the rate at which Ariel will be compensated is dependent upon the amount of assets allocated to Ariel, but is expected to be lower than that which is paid to three of the Current Managers for The Small Capitalization Equity Portfolio and higher than the fee paid to two of the Current Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Small Capitalization Equity Portfolio during The Small Capitalization Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period in each of the following three scenarios: (a) the Proposed Mellon Capital Agreement and the Proposed Ariel Agreement had both been in place during such period; (b) only the Proposed Mellon Capital Agreement had been in place during such period and (c) only the Proposed Ariel Agreement had been in place during such period. The tables are also adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-31

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Small Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $125 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Small Capitalization Equity Portfolio were: 39% to SSgA FM, 23% to Frontier, 20% to Pzena, 18% to IronBridge and 0% to Cupps. For the fee tables if Ariel is approved, the projected allocations are: 35% to SSgA FM, 21% to Frontier, 18% to Pzena, 16% to IronBridge, 10% to Ariel and 0% to Cupps. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if both the Proposed Mellon Capital Agreement and Proposed Ariel Agreement are Approved as of 6/30/2012	Fees if only the Proposed Mellon Capital Agreement is Approved as of 6/30/2012	Fees if only the Proposed Ariel Agreement is Approved as of 6/30/2012
Management Fees*	0.54%	0.57%	0.55%	0.56%
Other Expenses**	0.10%	0.10%	0.10%	0.10%
Total Portfolio Operating Expenses	0.64%	0.67%	0.65%	0.66%

*	The figure shown includes all management fees paid by The Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Small Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Small Capitalization Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if both the Proposed Mellon Capital Agreement and the Proposed Ariel Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Mellon Capital Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Ariel Agreement had been in effect during such period
1 year	$65	$68	$66	$67
3 years	$205	$214	$208	$211
5 years	$357	$373	$362	$368
10 years	$798	$835	$810	$822

3458067v1	Page A-32

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Small Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $162,000.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Small Capitalization Equity Portfolio were: 39% to SSgA FM, 23% to Frontier, 20% to Pzena, 18% to IronBridge and 0% to Cupps. For the fee tables if Ariel is approved, the projected allocations are: 35% to SSgA FM, 21% to Frontier, 18% to Pzena, 16% to IronBridge, 10% to Ariel and 0% to Cupps. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if both the Proposed Mellon Capital Agreement and Proposed Ariel Agreement are Approved as of 6/30/2012	Fees if only the Proposed Mellon Capital Agreement is Approved as of 6/30/2012	Fees if only the Proposed Ariel Agreement is Approved as of 6/30/2012
Management Fees*	0.54%	0.57%	0.55%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses**	0.10%	0.10%	0.10%	0.10%
Total Portfolio Operating Expenses	0.89%	0.92%	0.90%	0.91%

*	The figure shown includes all management fees paid by The Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Small Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Small Capitalization Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if both the Proposed Mellon Capital Agreement and the Proposed Ariel Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Mellon Capital Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Ariel Agreement had been in effect during such period
1 year	$91	$94	$92	$93
3 years	$284	$293	$287	$290
5 years	$493	$509	$498	$504
10 years	$1,096	$1,131	$1,108	$1,120

3458067v1	Page A-33

APPENDIX F

Pro Forma Fee and Expense Table: The Institutional Small Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Small Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Small Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Proposed Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM and the rate at which Ariel will be compensated is dependent upon the amount of assets allocated to Ariel, but is expected to be lower than that which is paid to three of the Current Managers for The Institutional Small Capitalization Equity Portfolio and higher than the fee paid to two of the Current Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Small Capitalization Equity Portfolio during The Institutional Small Capitalization Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period in each of the following three scenarios: (a) the Proposed Mellon Capital Agreement and the Proposed Ariel Agreement had both been in place during such period; (b) only the Proposed Mellon Capital Agreement had been in place during such period and (c) only the Proposed Ariel Agreement had been in place during such period. The tables are also adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-34

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional Small Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $197 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Small Capitalization Equity Portfolio were: 20% to SSgA FM, 17% to Frontier, 20% to Pzena, 19% to IronBridge and 24% to Cupps. For the fee tables if Ariel is approved, the projected allocations are: 18% to SSgA FM, 15% to Frontier, 18% to Pzena, 17% to IronBridge, 10% to Ariel and 22% to Cupps. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if both the Proposed Mellon Capital Agreement and Proposed Ariel Agreement are Approved as of 6/30/2012	Fees if only the Proposed Mellon Capital Agreement is Approved as of 6/30/2012	Fees if only the Proposed Ariel Agreement is Approved as of 6/30/2012
Management Fees*	0.72%	0.73%	0.72%	0.73%
Other Expenses	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%	0.01%
Total Portfolio Operating Expenses	0.82%	0.83%	0.82%	0.83%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if both the Proposed Mellon Capital Agreement and the Proposed Ariel Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Mellon Capital Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Ariel Agreement had been in effect during such period
1 year	$84	$85	$84	$85
3 years	$262	$265	$262	$265
5 years	$455	$460	$455	$460
10 years	$1,014	$1,025	$1,014	$1,025

3458067v1	Page A-35

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional Small Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $276,000.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Small Capitalization Equity Portfolio were: 20% to SSgA FM, 17% to Frontier, 20% to Pzena, 19% to IronBridge and 24% to Cupps. For the fee tables if Ariel is approved, the projected allocations are: 18% to SSgA FM, 15% to Frontier, 18% to Pzena, 17% to IronBridge, 10% to Ariel and 22% to Cupps. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if both the Proposed Mellon Capital Agreement and Proposed Ariel Agreement are Approved as of 6/30/2012	Fees if only the Proposed Mellon Capital Agreement is Approved as of 6/30/2012	Fees if only the Proposed Ariel Agreement is Approved as of 6/30/2012
Management Fees*	0.72%	0.73%	0.72%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%	0.01%
Total Portfolio Operating Expenses	1.07%	1.08%	1.07%	1.08%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if both the Proposed Mellon Capital Agreement and the Proposed Ariel Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Propose Mellon Capital Agreement had been in effect during such period	Expenses that would have been Incurred during the FYE 6/30/2012 if only the Proposed Ariel Agreement had been in effect during such period
1 year	$109	$110	$109	$110
3 years	$340	$343	$340	$343
5 years	$590	$595	$590	$595
10 years	$1,306	$1,317	$1,306	$1,317

3458067v1	Page A-36

APPENDIX G

Pro Forma Fee and Expense Table: The Real Estate Securities Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Real Estate Securities Portfolio. Each is designed to correspond with the tables relating to The Real Estate Securities Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Proposed Mellon Capital Agreement will be lower than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Real Estate Securities Portfolio during The Real Estate Securities Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-37

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Real Estate Securities Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $78 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Real Estate Securities Portfolio were: 100% to Wellington, 0% to SSgA FM. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.76%	0.76%
Other Expenses**	0.09%	0.09%
Total Portfolio Operating Expenses	0.85%	0.85%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$87	$87
3 years	$271	$271
5 years	$471	$471
10 years	$1,049	$1,049

3458067v1	Page A-38

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Real Estate Securities Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $127,000.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Real Estate Securities Portfolio were: 100% to Wellington, 0% to SSgA FM. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.09%	0.09%
Total Portfolio Operating Expenses	1.10%	1.10%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$112	$112
3 years	$350	$350
5 years	$606	$606
10 years	$1,340	$1,340

3458067v1	Page A-39

APPENDIX H

Pro Forma Fee and Expense Table: The Commodity Returns Strategy Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Commodity Returns Strategy Portfolio. Each is designed to correspond with the tables relating to The Commodity Returns Strategy Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Commodity Returns Strategy Portfolio during The Commodity Returns Strategy Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-40

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Commodity Returns Strategy Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $687 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Commodity Returns Strategy Portfolio were: 36% to Wellington (Global Natural Resources Strategy), 34% to SSgA FM, 15% to Wellington (Commodities Futures Strategy) and 15% to PIMCO. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.56%	0.58%
Other Expenses	0.11%	0.11%
Acquired Fund Fees & Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.68%	0.70%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$69	$72
3 years	$218	$224
5 years	$379	$390
10 years	$847	$871

3458067v1	Page A-41

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Commodity Returns Strategy Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $902,000.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Commodity Returns Strategy Portfolio were: 36% to Wellington (Global Natural Resources Strategy), 34% to SSgA FM, 15% to Wellington (Commodities Futures Strategy) and 15% to PIMCO. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.56%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees & Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.93%	0.95%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$95	$97
3 years	$296	$303
5 years	$515	$525
10 years	$1,143	$1,166

3458067v1	Page A-42

APPENDIX I

Pro Forma Fee and Expense Table: The International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The International Equity Portfolio. Each is designed to correspond with the tables relating to The International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The International Equity Portfolio during The International Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-43

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The International Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $1.2 billion.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The International Equity Portfolio were: 40% to SSgA FM, 21% to Artisan, 20% to CapGuardian and 19% to Causeway. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.33%	0.35%
Other Expenses**	0.10%	0.10%
Total Portfolio Operating Expenses	0.43%	0.45%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$44	$46
3 years	$138	$144
5 years	$241	$252
10 years	$542	$567

3458067v1	Page A-44

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The International Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $1.5 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The International Equity Portfolio were: 33% to SSgA FM, 23% to Artisan, 22% to CapGuardian and 22% to Causeway. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.33%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.10%	0.10%
Total Portfolio Operating Expenses	0.68%	0.70%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$69	$72
3 years	$218	$224
5 years	$379	$390
10 years	$847	$871

3458067v1	Page A-45

APPENDIX J

Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Mellon Capital Agreement will be higher than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional International Equity Portfolio during The Institutional International Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-46

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional International Equity Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $2 billion.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional International Equity Portfolio were: 39% to SSgA FM, 17% to Artisan, 17% to CapGuardian, 16% to Causeway and 11% to Lazard. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.33%	0.35%
Other Expenses**	0.10%	0.10%
Total Portfolio Operating Expenses	0.43%	0.45%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$44	$46
3 years	$138	$144
5 years	$241	$252
10 years	$542	$567

3458067v1	Page A-47

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Institutional International Equity Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $3.1 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional International Equity Portfolio were: 39% to SSgA FM, 17% to Artisan, 17% to CapGuardian, 16% to Causeway and 11% to Lazard. For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.33%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.10%	0.10%
Total Portfolio Operating Expenses	0.68%	0.70%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional International Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$69	$72
3 years	$218	$224
5 years	$379	$390
10 years	$847	$871

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APPENDIX K

Pro Forma Fee and Expense Table: The Emerging Markets Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio. Each is designed to correspond with the tables relating to The Emerging Markets Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Mellon Capital will be compensated under the Mellon Capital Agreement will be lower than the fee currently being paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Emerging Markets Portfolio during The Emerging Markets Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had Proposed Mellon Capital Agreement been in place during such period and adjusted for the asset allocations to the various Specialist Managers as of March 31, 2013.

3458067v1	Page A-49

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Emerging Markets Portfolio’s HC Strategic Shares as of June 30, 2012 were approximately $719 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Emerging Markets Portfolio were: 35% to SSgA FM (passive management), 34% to TBCAM and 31% to SSgA FM (active management). For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire passive management allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.57%	0.56%
Other Expenses	0.19%	0.19%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.79%	0.78%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$81	$80
3 years	$252	$249
5 years	$439	$433
10 years	$978	$966

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HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2012

The net assets of The Emerging Markets Portfolio’s HC Advisors Shares as of June 30, 2012 were approximately $1.4 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Emerging Markets Portfolio were: 35% to SSgA FM (passive management), 34% to TBCAM and 31% to SSgA FM (active management). For the fee tables if Mellon Capital is approved, it has been assumed that Mellon Capital will take over SSgA FM’s entire passive management allocation.

	Fees Under Current Agreement as of 6/30/2012	Fees if Proposed Mellon Capital Agreement is Approved as of 6/30/2012
Management Fees*	0.57%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	1.04%	1.03%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Emerging Markets Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Emerging Markets Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2012	Expenses that would have been Incurred during the FYE 6/30/2012 if the Proposed Mellon Capital Agreement had been in effect during such period
1 year	$106	$105
3 years	$331	$328
5 years	$574	$569
10 years	$1,271	$1,259

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APPENDIX L

SPECIALIST MANAGERS GUIDE

The following provides additional information about the Specialist Managers discussed in this proxy statement.

Information About Mellon Capital

Mellon Capital Management Corporation (“Mellon Capital”) is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Mellon Capital currently serves as a Specialist Manager for each of the Core Fixed Income, U.S. Government Fixed Income and U.S. Mortgage/Asset Backed Fixed Income Portfolios of the Trust. As of December 31, 2012, Mellon Capital had $259.1 billion in assets under management. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, as are two other Specialist Managers currently serving the Trust, The Boston Company Asset Management, LLC and Standish Mellon Asset Management Company, LLC. Under the terms of the Proposed Mellon Capital Agreements, the fees for each of the various Equity Portfolios are calculated based on an annual percentage of average daily net assets. Mellon Capital’s fees would be paid at one level so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The initial allocation to Mellon Capital is expected to exceed $4.5 billion.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%

The Institutional Value Equity Portfolio:	0.065%	0.075%

The Growth Equity Portfolio:	0.065%	0.075%

The Institutional Growth Equity Portfolio:	0.065%	0.075%

The Small Capitalization Equity Portfolio:	0.065%	0.075%

The Institutional Small Capitalization Equity Portfolio:	0.065%	0.075%

The Real Estate Securities Portfolio:	0.10%	0.11%

The Commodity Returns Strategy Portfolio:	0.10%	0.11%

The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*

The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*

The Emerging Markets Portfolio:	0.13%	0.15%

*	Mellon Capital will be asked to manage two different strategies, under separate Portfolio Management Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% (based on asset levels as described above) and an emerging markets strategy with a fee of 0.13% or 0.15%.

3458067v1	Page A-52

The Portfolio Managers for the Value Equity, Institutional Value Equity, Growth Equity, Institutional Growth Equity, Small Capitalization Equity and Institutional Small Capitalization Equity Portfolios are expected to be Karen Wong, Warren Chaing, Ronald Gala and Kristin Crawford. The Portfolio Managers for the Real Estate Securities, Commodity Returns Strategy, International Equity, Institutional International Equity and Emerging Markets Portfolios are expected to be Karen Wong, Warren Chaing, Peter Goslin and Kristin Crawford.

Karen Q. Wong, CFA is a Managing Director and Head of Equity Portfolio Management at Mellon Capital.

Warren Chiang, CFA is a Managing Director and Head of Active Equity Strategies at Mellon Capital. He has an M.B.A. and a B. S. from the University of California at Berkeley. Mr. Chiang has 16 years of investment experience and tenure at Mellon Capital. Mr. Chiang manages the entire team of portfolio managers and researchers for all U.S. and international active equity strategies. He is responsible for the refinement and implementation of the active equity portfolio management process.

Ronald Gala, CFA is a Director, Team Leader and Senior Portfolio Manager for the Active Equity Strategies. Mr. Gala has 27 years of investment experience with tenure of 20 years between Mellon Capital and Mellon Equity Associates, LLP. He is a member and past president of the CFA Society of Pittsburgh and a member of the CFA Institute. He has an M.B.A. from the University of Pittsburgh and a B.S. from Duquesne University.

Kristin Crawford is a Vice President and Senior Portfolio Manager for the Active Equity Strategies. Ms. Crawford has 19 years of investment experience with tenure of 13 years between Mellon Capital and Franklin Portfolio Associates. She has an M.B.A. from Suffolk University and a B.S. from Smith College. Prior to joining Mellon Capital, she was a vice president and portfolio manager at Franklin Portfolio Associates.

Peter Goslin, CFA is a Vice President and Senior Portfolio Manager for the Active Equity Strategies. Mr. Goslin has 20 years of investment experience with tenure of 14 years at Mellon Capital. Mr. Goslin has an M.B.A. from the University of Notre Dame in Finance. Prior to joining Mellon Capital, Mr. Goslin was a derivatives trader and NASDAQ market maker for Merrill Lynch and ran Merrill’s Equity Index Option desk at the Chicago Mercantile Exchange.

The address of Mellon Capital is 50 Fremont Street, Suite 3900, San Francisco, CA 94105. The name and principal occupation of each of the principal executive officers and each director of Mellon Capital, where applicable, is as follows:

Name	Principal Occupation
William Fouse	Member of Board of Directors and Chairman Emeritus (Co-Founder)

Thomas Loeb	Member of Board of Directors and Chairman Emeritus (Co-Founder)

Thomas Hazuka	Member of Board of Directors (Former Mellon Capital CIO/Vice Chairman)

Mitchell Harris	Member of Board of Directors (President of Inv. Mgmt for BNY Mellon)

Gabriela Parcella	Member of Board of Directors, Chairman and Chief Executive Officer

Alexander Huberts	Member of Board of Directors and President

Jeffrey Zhang	Member of Board of Directors and EVP, CIO of Active Strategies and

Linda Lillard	Executive Vice President and Chief Operating Officer and Chief Compliance Officer

Richard Watson	Executive Vice President and Global Head of Distribution

Cynthia Steer	Member of Board of Directors

3458067v1	Page A-53

Mellon Capital currently does not manage any directly comparable portfolios. The HC Capital Trust’s equity beta tilt Portfolios investment guidelines are customized. However, the firm has been managing equity securities since its start in 1983, and currently manages over $246 billion in equity portfolios (indexing, custom beta, and active), and over $90 billion in various custom beta portfolios.

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Information About Ariel Investments, LLC

If the Proposed Agreements with Ariel are approved by shareholders, Ariel will become an additional investment management firm serving the Small Capitalization Equity and Institutional Small Capitalization Equity Portfolios.

Ariel is an investment adviser registered with the Securities and Exchange Commission pursuant to the Advisers Act. Under the terms of the Proposed Ariel Agreements, Ariel will be paid an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (i.e., the aggregate of the assets of the each Small Cap Portfolio allocated to Ariel and certain other investment advisory accounts at the Adviser or its affiliates for which Ariel provides similar services), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million.

David M. Maley and Kenneth E. Kuhrt will be primarily responsible for the day-to-day management of that portion of the Small Cap Portfolios’ assets allocated to Ariel. Mr. Maley is the firm’s Lead Portfolio Manager for its micro and small cap deep value strategies. He has been with Ariel since 2009 and has previously served as a Vice President at Goldman Sachs, Vice President and Senior Portfolio Manager at Harris Bank and President at Maple Hill Capital Management. Mr. Kuhrt, a Portfolio Manager, is a Certified Public Accountant and has been with the firm since 2004. Prior to joining Ariel, Mr. Kuhrt was a Senior Investment Banking Analyst at William Blair & Co, LLC and a Senior Auditor at KPMG, LLP.

As of March 31, 2013, Ariel had approximately $6 billion in assets under management.

The address of Ariel is 200 East Randolph Street, Suite 2900, Chicago, IL 60601. The name and principal occupation of the principal executive officers and each director of Ariel, where applicable, are as follows:

Name	Principal Occupation
John W. Rogers, Jr.	Chairman, CEO and CIO, Ariel Investments
Mellody Hobson	President, Ariel Investments

The following table sets forth certain information about other registered investment companies managed by Ariel using the same or similar strategies as will be used in the Small Capitalization Portfolios.

Name of Fund	Assets as of 12/31/2012 (in millions)	Ariel Advisory Fee
Ariel Discovery Fund	$9.8	100 basis points (institutional class)

3458067v1	Page A-55

EXHIBIT A

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For The [                    ] Portfolio

AGREEMENT made this     day of         , 2013, between Mellon Capital Management Corporation, a corporation organized under the laws of California (“Portfolio Manager”), and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Prospectus and Statement of Additional Information (“Registration Statement”) of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account,

3458067v1	Page A-56

showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business or comply with its internal recordkeeping policies;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and

(v) vote proxies relating to investments held in the Account in accordance with The Bank of New York Mellon’s Proxy Voting policy.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall eek best execution with respect to securities transactions on behalf of the Account. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of [    ]% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of [    ]%.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the

3458067v1	Page A-57

“Trust Portfolios”) managed by Portfolio Manager; and (b) the net assets of each other investment advisory account for which HC Capital. Solutions or one of its affiliates serves as investment adviser and for which Portfolio Manager provides portfolio management services using the strategies employed in the Trust Portfolios.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above and provided that the parties will seek to mutually agree as to the manner in which expenses associated with the provision of such assistance shall be satisfied.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator, investment adviser or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

3458067v1	Page A-58

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

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It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Mellon Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Mellon Capital Management Corporation” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Mellon Marks”), are valuable property of the Portfolio Manager and that the use of the Mellon Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require and that is within the control of the Portfolio Manager in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

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11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Mr. Robert J. Zion, Vice President & Treasurer

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

If to Portfolio Manager:

Mellon Capital Management Corporation

50 Fremont Street, Suite 3900

San Francisco, CA 94105

Attention: Client Service Manager

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Mellon Capital Management Corporation

By:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By:

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EXHIBIT B

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For The [Institutional Small Capitalization Equity Portfolio]

AGREEMENT made this     day of         , 2013, between Ariel Investments, LLC a limited liability company organized under the laws of [Illinois] (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [Institutional Small Capitalization Portfolio] of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be

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maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account so that the Trust can ensure compliance with the various limitations on investments applicable to the Portfolio and so the Trust’s investment adviser can ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. (a) Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, the Portfolio shall pay to the Portfolio Manager a maximum annual fee of 1.00% of the average daily net assets of the Account (“Maximum Fee”).

(b) Subject to the foregoing, the actual fee that the Portfolio Manager shall be entitled to receive from the Portfolio shall be calculated daily and payable quarterly, at the annual rate of 1.00% of the first $10 million of the Combined Assets (as defined below), 0.75% of the next $10 million of Combined Assets and 0.50% of the Combined Assets exceeding $20 million

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(c) For purposes of this Agreement:

(i)	“Combined Assets” shall mean the sum of (i) the net assets of the Account; (ii) the net assets of that portion of The Small Capitalization Equity Portfolio of the Trust allocated to the Portfolio Manager from time-to-time; and (iii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. or one of its affiliates serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”).

(ii)	“Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and, the average of the average daily net asset values of The Small Capitalization Equity Portfolio of the Trust allocated to the Portfolio Manager from time-to-time and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. It is understood that the average daily net asset value of the Account and The Small Capitalization Equity Portfolio shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that the net asset value of the Other Accounts shall be calculated by the applicable custodian or valuation agent and that income accruals and receivables shall be included in making such calculation.

(iii)	The fee payable to the Portfolio Manager by the Portfolio shall be paid and billed in arrears based on the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rate, as set forth in the fee schedule above, to the Average Quarterly Net Assets of the Combined Assets, multiplying by 365, dividing by the number of calendar days in the preceding calendar quarter; and multiplying by a factor that is equal to the proportion that the Quarterly Average Net Assets of the Account bears to the Combined Assets.

(iv)	For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC

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Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust, provided that counsel reasonably acceptable to Portfolio Manager is retained by the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirement to manage the Portfolio in a manner designed to comply with Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

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7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Ariel Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Ariel Investments, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Ariel Marks”), are valuable property of the Portfolio Manager and that the use of the Ariel Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will, consistent with its obligations under Regulation FD, promptly report to the Trust the existence of any litigation or proceeding that, in the event of an adverse outcome, cause the Portfolio Manager to become ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

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(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

If to Portfolio Manager:

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision

-6- 3458067v1

of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Ariel Investments, LLC

By:

ATTEST:	HC Capital Trust (on behalf of The [Institutional Small Capitalization Equity Portfolio])

By:

-7- 3458067v1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER?S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61489-S07536 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

1. Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Mellon Capital Management Corporation (“Mellon Capital”).

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61490-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust?s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61491-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

2. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61492-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE INSTITUTIONAL VALUE EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61493-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

3. Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61494-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE GROWTH EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61495-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

4. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61496-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61497-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain

5. Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Mellon Capital. 12. Approval of a portfolio management agreement between the Trust, on behalf of the Small Capitalization Equity Portfolio, and Ariel Investments, LLC (“Ariel”).

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61498-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE SMALL CAPITALIZATION EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61499-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain

6. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Mellon Capital. 13. Approval of an amendment to the portfolio management agreement between the Trust, on behalf of the Institutional Small Capitalization Equity Portfolio, and Ariel.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61500-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61501-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

7. Approval of a portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61502-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE REAL ESTATE SECURITIES PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61503-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

8. Approval of a portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61504-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE COMMODITY RETURNS STRATEGY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61505-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

9. Approval of two portfolio management agreements between the Trust, on behalf of The Inter national Equity Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61506-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE INTERNATIONAL EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61507-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

10. Approval of two portfolio management agreements between the Trust, on behalf of The Institutional International Equity Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61508-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M61509-S07536 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain

11. Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Mellon Capital.

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE —NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com M61510-S07536 JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO OF HC CAPITAL TRUST AUGUST 2, 2013 The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 2, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.